SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 22, 2002

                        FBR ASSET INVESTMENT CORPORATION
                    (Exact name of registrant as specified in its charter)



             VIRGINIA                     1-15049              54-1873198
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)



     Potomac Tower,  1001  Nineteenth  Street North,  Arlington,  Virginia 22209
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 469-1000


ITEM 9. Regulation FD Disclosure

     On October   22,  2002,  FBR Asset  Investment  Corporation  issued a press release annnouncing third quarter 2002 results.

     The following Exhibits are furnished as part of this report:

1. Exhibit 99.1 Press release dated October 22, 2002, FBR Asset Investment Corporation Reports Record Third Quarter Results.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FBR ASSET INVESTMENT CORPORATION


Date: October 23, 2002                         By:  /s/ Kurt R. Harrington
                                               ---------------------------------
                                                    Kurt R. Harrington
                                                    Chief Financial Officer